SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 9, 1999



                          COMPAQ COMPUTER CORPORATION

            (Exact Name of Registrant as Specified in its Charter)


                 DELAWARE           1-9026          76-0011617
                 --------           ------          ----------
             (State or Other      (Commission      (IRS Employer
               Jurisdiction       File Number)  Identification No.)
             of Incorporation)


               20555 SH 249
              HOUSTON, TEXAS                           77070
              --------------                       -----------
           (Address of Principal                    (Zip Code)
             Executive Offices)

                                (281) 370-0670
                                --------------
             (Registrant's telephone number, including area code)


             -----------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)













      ITEM  5.    OTHER  EVENTS.

      In  a  release  dated  March 9, 1999, Compaq Computer Corporation (NYSE:
CPQ)  announced  the  completion of its acquisition of Shopping.com (OTC:
IBUY), a leading online retailer of goods and services.   The news release is
attached as Exhibit  99.

      ITEM  7.    EXHIBITS.

      Exhibit 99 News Release dated March 9, 1999, announcing that the Company has completed the acquisition of Shopping.com.

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                             COMPAQ  COMPUTER  CORPORATION


Dated:  March  11,  1999                      By: /s/ Earl L. Mason
                                              -----------------------------
                                              Earl  L.  Mason
                                              Senior Vice President and
                                              Chief Financial Officer